UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03189

Name of Fund:  BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Summit Cash

Reserves Fund of BlackRock Financial Institutions Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2019

Date of reporting period: 04/30/2019

Item 1 –	Report to Stockholders

APRIL 30, 2019

ANNUAL REPORT

BlackRock Financial Institutions Series Trust

➢	BlackRock Summit Cash Reserves Fund

Ready Assets U.S. Treasury Money Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 221-7210 for Ready Assets U.S. Treasury Fund or (800) 441-7762 for BlackRock Summit Cash Reserves Fund to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. In fixed-income markets, short-term U.S. Treasury yields rose, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed shifted to a more patient perspective on the economy after increasing interest rates three times. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending. The shift toward more stimulative economic policy helped equity markets rebound in 2019.

We continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In this environment, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.76%	13.49%
U.S. small cap equities (Russell 2000® Index)	6.06	4.61
International equities (MSCI Europe, Australasia, Far East Index)	7.45	(3.22)
Emerging market equities (MSCI Emerging Markets Index)	13.76	(5.04)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.18	2.18
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.09	6.44
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.49	5.29
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.36	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.54	6.74
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the 12-Month Period Ended April 30, 2019

Noteworthy market conditions for the year ended April 30, 2019 included the patient pause and dovish pivot by the Federal Open Market Committee (“FOMC”), the ongoing gradual reduction of the Fed’s balance sheet, increased Treasury bill issuance and various geopolitical events including trade-tariffs, Brexit uncertainty, and fears of slowing global growth. 2018 was generally a strong year for cash as an asset class in terms of return and flows, but a relatively a volatile year for the overall financial markets.

Throughout 2018 and into 2019, a weaker-than-expected jobs report emerged, and concerns about global growth evidenced in the weak indicators of the purchasing manufacturers index (“PMI”) and Institute for Supply Management Indices in addition to weakening core inflation measurements. Of note, one of the latest readings for a key Eurozone PMI pointed to the steepest pace of contraction since April 2013.

As expected, the FOMC left rates unchanged at its meeting in April in the 2.25%-2.50% range. The FOMC’s statement issued in conjunction with the meeting emphasized a slowing of growth, and reduced consumer spending and business investment. As was generally expected, the “forward guidance” part of their statement was altered to signifying greater emphasis on a more “data dependent” approach to monetary policy. Another significant change, which was included in the Summary of Economic Projections at the March meeting, was an update to the FOMC’s “dot plot” interest rate forecast, with the median “dot” reflecting broad consensus for no hikes in 2019 (down from two projected hikes as of December), one hike for 2020, and no hikes for 2021. While none of the individual “dots” reflected a rate cut in 2019, futures contracts for federal funds reflected around a 75% chance of such a move.

U.S. Treasury bill supply was relatively strong for the year, hitting record levels for net new issuance of $384 billion in 2018. Furthermore, in October 2018, the U.S. Treasury introduced the two-month Treasury bill to the market with a $25 billion initial offering while moving the auction for four-week and eight-week Treasury bills to Thursdays. Also of note, the agencies issued floating rate notes indexed to the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities and the reference rate eventually expected to replace the London Inter-Bank Offered Rate (“LIBOR”). In addition to the agency notes referenced to SOFR, some large financial institutions also issued certificates of deposit and commercial paper linked to this index, and demand for such obligations was generally strong. However, in 2019, growing investor pessimism was reflected in the inversion of the yield spread between the three-month Treasury bill and ten-year Treasury note, a recession indicator that’s reportedly closely watched by the Fed. This has left many investors cautiously grabbing duration while there is still a slight risk for interest rate hikes in the future.

Credit spreads as evidenced by the three-month LIBOR overnight-indexed swap (“3ML-OIS”) generally tightened from 0.20% to 0.17% in late April as an equilibrium between investors and issuers appeared to have generally been established for at least the time being. The 3ML-OIS has continued to grind tighter over the year as the spread was as wide as 0.59% in April 2018. Of note, during February, there were two large one-day declines in three-month LIBOR. Specifically, investors witnessed the three-month-LIBOR reset 0.04% lower on February 7, 2019 — the largest one-day drop since 2009 — followed by a 0.03% drop on February 18. In our opinion, we view these large movements in LIBOR as the index harmonizing toward executed levels in the certificate of deposit and commercial paper markets.

Growing global headwinds and cross-currents suggest, in our view, that an increasingly high bar exists for the FOMC to consider raising interest rates this year. In fact, any further normalization of rates during the present cycle would be dependent on notable upward pressure in real or expected inflation, particularly in light of indicators the FOMC may tolerate higher inflation as well as sustained easing in financial conditions. In our opinion, credit spreads should generally remain range bound in the near term.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of April 30, 2019

BlackRock Summit Cash Reserves Fund

BlackRock Summit Cash Reserves Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

On May 17, 2018, the Board of Trustees of BlackRock Financial Institutions Series Trust, and on May 23, 2018, the Board of Trustees of State Farm Mutual Fund Trust each approved a reorganization of the State Farm Money Market (the “Target Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the Target Fund approved the reorganization, which was completed on November 19, 2018.

Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

	7-Day SEC Yields	7-Day Yields
Investor A	2.08%	2.08%
Investor C	1.33	1.33

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	41%
U.S. Government Sponsored Agency Obligations	42
U.S. Treasury Obligations	17

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S. Treasury Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income through investment exclusively in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Treasury.

Effective as of the close of business on December 3, 2018, the Fund stopped accepting share purchase orders.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S. Treasury Money Fund	0.56%	0.56%

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	98%
Other Assets Less Liabilities	2

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

FUND INFORMATION	5

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on November 1, 2018 and held through April 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
BlackRock Summit Cash Reserves Fund
Investor A	$1,000.00	$1,009.50	$2.14	$1,000.00	$1,022.66	$2.16	0.43%
Investor C	1,000.00	1,005.70	5.87	1,000.00	1,018.94	5.91	1.18
Ready Assets U.S. Treasury Money Fund	1,000.00	1,006.10	4.38	1,000.00	1,020.43	4.41	0.88

(a)

For each Fund, and each share class, if applicable, expenses are equal to the annualized expense ratio for the Fund or class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2019	BlackRock Summit Cash Reserves Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities — 59.7%

U.S. Government Sponsored Agency Obligations — 42.4%
Fannie Mae Notes, 0.88%, 08/02/19	$210	$209,086
Federal Farm Credit Bank Variable Rate Notes(a):
(3 mo. LIBOR US - 0.05%), 2.43%, 02/04/20	4,000	4,000,000
(3 mo. LIBOR US - 2.50%), 2.50%, 12/14/20	1,670	1,669,889
2.59%, 01/15/21	1,100	1,100,000
(3 mo. LIBOR US - 0.05%), 2.52%, 04/16/21	1,855	1,855,000
Federal Farm Credit Discount Notes(b):
2.45%, 06/17/19 - 07/25/19	1,410	1,402,626
2.46%, 06/28/19 - 08/15/19	385	382,789
2.57%, 07/22/19	215	213,766
2.65%, 07/29/19	355	352,718
2.67%, 09/12/19	140	138,640
2.51%, 11/20/19	875	862,813
2.47%, 01/17/20	2,290	2,249,822
2.42%, 02/04/20	1,410	1,384,102
Federal Home Loan Bank Discount Notes(b):
2.42%, 05/01/19 - 10/09/19	14,335	14,277,114
2.45%, 05/07/19 - 09/27/19	6,450	6,413,920
2.39%, 05/10/19	2,515	2,513,497
2.46%, 05/14/19	8,175	8,167,783
2.52%, 05/22/19 - 06/21/19	3,420	3,411,121
2.53%, 05/24/19 - 05/31/19	13,955	13,930,837
2.47%, 05/29/19 - 09/20/19	7,585	7,547,652
2.54%, 06/05/19 - 07/24/20	7,445	7,427,918
2.43%, 06/12/19 - 10/21/19	7,305	7,262,532
2.50%, 06/21/19 - 07/17/19	1,055	1,055,000
2.41%, 07/05/19 - 07/30/19	6,380	6,347,142
2.40%, 07/08/19 - 07/12/19	6,235	6,205,914
2.48%, 08/27/19 - 10/15/19	2,105	2,090,983
2.49%, 10/11/19 - 12/06/19	5,150	5,141,663
2.44%, 10/23/19 - 10/30/19	3,265	3,226,061
2.51%, 01/17/20	165	165,000
2.57%, 10/01/20	1,540	1,540,000
2.58%, 03/12/21	1,400	1,400,000
Federal Home Loan Bank Notes:
2.45%, 05/23/19	1,630	1,630,000
2.43%, 06/07/19	1,475	1,475,000
2.49%, 07/11/19	560	559,988
2.48%, 07/15/19	1,300	1,300,000
Federal Home Loan Bank Variable Rate Notes(a):
(3 mo. LIBOR US - 0.05%), 2.42%, 02/07/20	520	519,996
(3 mo. LIBOR US - 0.21%), 2.48%, 05/16/19	205	205,000
(3 mo. LIBOR US - 0.16%), 2.44%, 06/12/19	180	179,995
(3 mo. LIBOR US - 0.05%), 2.44%, 06/20/19 - 06/24/19	2,560	2,560,000
(3 mo. LIBOR US - 0.16%), 2.47%, 06/20/19	910	910,000
(3 mo. LIBOR US - 0.05%), 2.43%, 06/28/19	365	365,000
(3 mo. LIBOR US - 0.11%), 2.38%, 07/19/19	685	685,000
(3 mo. LIBOR US - 0.08%), 2.40%, 08/27/19	350	350,000
(3 mo. LIBOR US - 0.07%), 2.41%, 09/17/19	4,000	4,000,000
(3 mo. LIBOR US - 0.14%), 2.49%, 12/19/19	230	230,000
(3 mo. LIBOR US - 0.04%), 2.44%, 01/14/20	885	885,000
(3 mo. LIBOR US - 0.06%), 2.42%, 02/24/20	365	365,000
(3 mo. LIBOR US - 0.40%), 2.44%, 02/25/20	1,420	1,420,000
(3 mo. LIBOR US - 0.04%), 2.43%, 04/17/20	280	280,000
(3 mo. LIBOR US - 0.03%), 2.45%, 08/04/20	920	920,000
(3 mo. LIBOR US - 0.13%), 2.49%, 12/21/20	2,165	2,165,000
Freddie Mac Discount Notes, 2.42%, 05/20/19(b)	785	784,006
Freddie Mac Variable Rate Notes (3 mo. LIBOR US - 0.10%), 2.37%, 08/08/19(a)	445	444,940

Total U.S. Government Sponsored Agency Obligations — 42.4% (Cost — $136,179,313)		136,179,313

Security	Par (000)	Value

U.S. Treasury Obligations — 17.3%
U.S. Treasury Bills(b):
2.54%, 05/30/19	$12,985	$12,959,111
2.51%, 07/25/19	2,565	2,550,208
2.52%, 08/22/19	10,000	9,922,940
2.53%, 08/29/19	6,000	5,950,900
2.46%, 02/27/20	1,305	1,278,945
2.44%, 04/23/20	5,375	5,248,855
U.S. Treasury Notes:
3.13%, 05/15/19	290	290,073
1.38%, 07/31/19	275	274,222
2.45%, 04/30/20(a)	5,000	4,999,866
2.46%, 10/31/20(a)	7,000	6,989,037
2.53%, 01/31/21(a)	5,000	5,000,000

Total U.S. Treasury Obligations — 17.3% (Cost — $55,464,157)		55,464,157

Total Repurchase Agreements — 41.2% (Cost — $132,000,000)		132,000,000

Total Investments — 100.9% (Cost — $323,643,470*)		323,643,470

Liabilities in Excess of Other Assets — (0.9)%		(3,033,141)

Net Assets — 100.0%		$320,610,329

*	Cost for U.S. federal income tax purposes.
(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)	Rates shown are discount rates or a range of discount rates as of period end.

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (continued) April 30, 2019	BlackRock Summit Cash Reserves Fund

Repurchase Agreements

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds including interest	Position	Original Par	Position Received At Value
BNP Paribas Securities Corp.	2.75%	04/30/19	05/01/19	$25,000	$25,000	$25,001,910	U.S. Treasury Obligation, 0.00% to 2.46%, due 5/23/19 to 11/15/40	26,271,601	$25,500,000
J.P. Morgan Securities LLC	2.75%	04/30/19	05/01/19	25,000	25,000	25,001,910	U.S. Treasury Obligation, 0.00% to 2.13%, due 5/23/19 to 11/15/40	26,271,601	25,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.73%	04/30/19	05/01/19	2,000	2,000	2,000,152	U.S. Treasury Obligation, 1.00%, due 2/15/46	1,896,400	2,040,052
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.75%	04/30/19	05/01/19	27,000	27,000	27,002,063	U.S. Government Sponsored Agency Obligation, 2.50% to 5.00%, due 2/20/43 to 2/20/49	51,651,769	27,540,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.					$29,000				$29,580,052

Mizuho Securities USA, Inc.	2.75%	04/30/19	05/01/19	22,000	22,000	22,001,681	U.S. Treasury Obligation, 3.13% to 3.63%, due 2/15/21 to 5/15/21	21,772,000	22,440,081
TD Securities (USA) LLC	2.75%	04/30/19	05/01/19	31,000	31,000	31,002,368	U.S. Treasury Obligation, 2.25%, due 2/29/20 to 15/11/25	31,586,500	31,620,094

					$132,000				$134,640,227

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$323,643,470	$—	$323,643,470

(a)	See above Schedule of Investments for values in each security type.

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2019	Ready Assets U.S. Treasury Money Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities — 97.8%
U.S. Treasury Bills(a):
2.43%, 05/09/19	$3,000	$2,998,410
2.45%, 05/14/19	11,750	11,739,817
2.43%, 06/04/19	5,200	5,188,311
2.46%, 06/20/19	900	896,987
2.42%, 07/05/19	2,000	1,991,424
U.S. Treasury Notes:
3.13%, 05/15/19	45	45,011
0.88% - 1.38%, 07/31/19	75	74,755

Total Investments — 97.8% (Cost — $22,934,715*)		22,934,715

Other Assets Less Liabilities — 2.2%		509,534

Net Assets — 100.0%		$23,444,249

*	Cost for U.S. federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$22,934,715	$—	$22,934,715

(a)	See above Schedule of Investments for values in each security type.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	9

Statements of Assets and Liabilities

April 30, 2019

	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund

ASSETS
Investments at value — unaffiliated(a)	$191,643,470	$22,934,715
Repurchase agreements at value(b)	132,000,000	—
Cash	238,961	549,988
Receivables:
Capital shares sold	452,951	—
Interest — unaffiliated	112,478	868
Deferred offering costs	31,975	—
Prepaid expenses	26,537	21,351
Other assets	—	15,907

Total assets	324,506,372	23,522,829

LIABILITIES
Payables:
Investments purchased	2,653,547	—
Board realignment and consolidation	—	1,676
Capital shares redeemed	918,985	—
Distribution fees	116	—
Income dividend distributions	56,639	—
Investment advisory fees	68,154	10,725
Offering costs	43,782	—
Trustees’ and Officer’s fees	1,757	1,502
Other accrued expenses	152,386	64,430
Other affiliates	677	247

Total liabilities	3,896,043	78,580

NET ASSETS	$320,610,329	$23,444,249

NET ASSETS CONSIST OF
Paid-in capital	$320,529,355	$23,401,643
Accumulated earnings	80,974	42,606

NET ASSETS	$320,610,329	$23,444,249

NET ASSET VALUE
Investor A — Based on net assets of $319,959,566 and 319,958,336 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00	$—

Investor C — Based on net assets of $650,763 and 650,757 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00	$—

Based on net assets of $23,444,249 and 23,401,643 shares outstanding, unlimited number of shares authorized, $0.10 par value	$—	$1.00

(a) Investments at cost — unaffiliated	$191,643,470	$22,934,715
(b) Repurchase agreements at cost	$132,000,000	$—

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended April 30, 2019

	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund

INVESTMENT INCOME
Interest — unaffiliated	$3,996,780	$2,000,496

EXPENSES
Investment advisory	839,706	499,089
Service and distribution	—	105,281
Service and distribution — class specific	4,100	—
Transfer agent	—	18,485
Transfer agent — class specific	160,399	—
Reorganization costs	85,049	—
Organization and offering	80,250	—
Registration	64,718	57,883
Professional	63,941	53,020
Accounting services	19,734	18,278
Custodian	19,497	3,396
Printing	17,272	16,407
Trustees and Officer	13,151	11,386
Board realignment and consolidation	4,072	2,943
Miscellaneous	15,420	7,267

Total expenses	1,387,309	793,435

Less:
Fees waived and/or reimbursed by the Manager	(357,124)	—
Service and distribution fees waived and/or reimbursed — class specific	(6)	—
Transfer agent fees waived and/or reimbursed — class specific	(145,583)	—

Total expenses after fees waived and/or reimbursed	884,596	793,435

Net investment income	3,112,184	1,207,061

REALIZED GAIN
Net realized gain from investments	623	15,273

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,112,807	$1,222,334

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Summit Cash Reserves Fund
	Year Ended April 30,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,112,184	$127,508
Net realized gain	623	126

Net increase in net assets resulting from operations	3,112,807	127,634

DISTRIBUTIONS(a)(b)
Investor A	(3,105,382)	(119,345)
Investor B	—	(10,952)
Investor C	(6,802)	—

Decrease in net assets resulting from distributions to shareholders	(3,112,184)	(130,297)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	275,245,033	(27,192,252)

NET ASSETS(b)
Total increase (decrease) in net assets	275,245,656	(27,194,915)
Beginning of year	45,364,673	72,559,588

End of year	$320,610,329	$45,364,673

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 9 for this prior year information.

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	Ready Assets U.S. Treasury Money Fund
	Year Ended April 30,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,207,061	$1,189,593
Net realized gain	15,273	4,277

Net increase in net assets resulting from operations	1,222,334	1,193,870

DISTRIBUTIONS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(1,188,468)	(1,190,453)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	47,086,352	183,100,750
Reinvestment of common distributions	1,188,429	1,190,381
Cost of shares redeemed	(188,001,489)	(253,559,929)

Net decrease in net assets derived from capital share transactions	(139,726,708)	(69,268,798)

NET ASSETS(b)
Total decrease in net assets	(139,692,842)	(69,265,381)
Beginning of year	163,137,091	232,402,472

End of year	$23,444,249	$163,137,091

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 9 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Summit Cash Reserves Fund

	Investor A

	Year Ended April 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Net investment income	0.0135		0.0025	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized and unrealized gain	0.0000	(a)	0.0001	0.0000	(a)	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0135		0.0026	0.0000		0.0000		0.0000

Distributions(b)
From net investment income	0.0135		(0.0025)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	(0.0000	)(c)	(0.0001)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	0.0135		(0.0026)	(0.0000)		(0.0000)		(0.0000)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	1.35%		0.26%	0.00%		0.00%		0.00%

Ratios to Average Net Assets
Total expenses	0.82	%(e)	0.93%	0.81%		0.84%		0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.52	%(e)	0.93%	0.51%		0.30%		0.23%

Net investment income	1.86%		0.25%	0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$319,960		$45,365	$55,609		$63,096		$44,942

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

Includes non-recurring expenses of offering, organization and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.72% and 0.42%, respectively.

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Summit Cash Reserves Fund (continued)

	Investor C
	Period from 08/10/18 (a) to 4/30/19

Net asset value, beginning of period	$1.00

Net investment income	0.0058
Net realized and unrealized gain	0.0000	(b)

Net increase from investment operations	0.0058

Distributions(c)
From net investment income	(0.0058)
From net realized gain	(0.0000	)(d)

Total Distributions	(0.0058)

Net asset value, end of period	$1.00

Total Return(e)
Based on net asset value	0.58	%(f)

Ratios to Average Net Assets
Total expenses	1.47	%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.20	%(g)(h)

Net investment income	1.25	%(g)

Supplemental Data
Net assets, end of period (000)	$651

(a)	Commencement of operations.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, excludes the effect of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)

Includes non-recurring expenses of offering, organization and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 1.38% and 1.11%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Ready Assets U.S. Treasury Money Fund

	Year Ended April 30,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Net investment income	0.0120		0.0058		0.0010	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000	(a)	0.0000	(a)	0.0001	0.0001		0.0000	(a)

Net increase from investment operations	0.0120		0.0058		0.0011	0.0001		0.0000

Distributions(b)
From net investment income	(0.0120)		(0.0058)		(0.0010)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	(0.0001)	(0.0001)		(0.0000	)(c)

Total distributions	(0.0120)		(0.0058)		(0.0011)	(0.0001)		(0.0000)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total Return(d)
Based on net asset value	1.20%		0.58%		0.11%	0.01%		0.00%

Ratios to Average Net Assets
Total expenses	0.79%		0.75%		0.72%	0.76%		0.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79%		0.58%		0.34%	0.14%		0.04%

Net investment income	1.20%		0.57%		0.13%	0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$23,444		$163,137		$232,402	$161,179		$175,574

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Financial Institutions Series Trust (the “Trust”) of which BlackRock Summit Cash Reserves Fund is a series, and Ready Assets U.S. Treasury Money Fund are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each of the Trust and Ready Assets U.S. Treasury Money Fund are organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Summit Cash Reserves Fund	Summit Cash	Diversified
Ready Assets U.S. Treasury Money Fund	U.S. Treasury	Diversified

The Investor A and Investor C Shares of Summit Cash have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor C Shares bear certain expenses related to the distribution of such shares. Investor A Shares and Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Investor A Shares are generally available through financial intermediaries. Investor C Shares are only available by exchanges from Investor C Shares of certain other funds advised by BlackRock. Effective November 8, 2018, Summit Cash adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Each Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. Each Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in a Fund’s weekly liquid assets.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Reorganization: The Board of the Trust and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm Money Market Fund (the “Target Fund”) approved the reorganization of the Target Fund into Summit Cash. As a result, Summit Cash acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Summit Cash.

Each Shareholder of the Target Fund received shares of Summit Cash in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018.

The reorganization was accomplished by a tax-free exchange of shares of Summit Cash in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Summit Cash Share Class	Shares of Summit Cash
Premier	106,804,546	1	Investor A	106,804,546
Legacy Class B	97,154	1	Investor A	97,154
Class A	89,162,413	1	Investor A	89,162,413
Class B	175,465	1	Investor A	175,465
Institutional	77,148,407	1	Investor A	77,148,407
Class R-1	3,266,755	1	Investor A	3,266,755
Class R-2	11,343,191	1	Investor A	11,343,191
Class R-3	1,718,816	1	Investor A	1,718,816

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$289,716,744
Paid-in-capital	289,716,744
Accumulated earnings	—

For financial reporting purposes, assets received and shares issued by Summit Cash were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Summit Cash’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of Summit Cash before the acquisition were $37,195,533. The aggregate net assets of Summit Cash immediately after the acquisition amounted to $326,912,277. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Money Market Fund	$289,812,280	$289,812,280

The purpose of this transaction was to combine the assets of the Target Fund with the assets of Summit Cash. The reorganization was a tax-free event and was effective on November 19, 2018.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

Assuming the acquisition had been completed on May 1, 2018, the beginning of the fiscal reporting period of Summit Cash, the pro forma results of operations for the year ended April 30, 2019, are as follows:

•	Net investment income: $5,699,297

•	Net realized and change in unrealized gain on investments: $623

•	Net increase in net assets resulting from operations: $5,699,920

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Summit Cash that have been included in Summit Cash’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by Summit Cash in connection with the reorganization were expensed by Summit Cash. The Manager reimbursed Summit Cash $85,043, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to Summit Cash and other shared expenses prorated to Summit Cash are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Fund seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: U.S. Treasury and the Trust, on behalf of Summit Cash, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Summit Cash	U.S. Treasury
Investment advisory fee	0.50%	0.50%

Service and Distribution Fees: U.S. Treasury entered into a Distribution Agreement and Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. The Trust, on behalf of Summit Cash, entered into a Distribution Agreement and Distribution Plan for Investor C Shares with BRIL. Pursuant to the Distribution and Shareholder Servicing Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Summit Cash	U.S. Treasury
Fund Level	—%	0.125	%(a)
Investor A	—	—
Investor C	0.75	—

(a)	Effective December 3, 2018, the net service fee was 0%.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates (reimburses, in the case of U.S. Treasury) BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of Summit Cash:

	Investor A	Investor C	Total
Summit Cash	$—	$4,100	$4,100

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to Summit Cash. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2019, Summit Cash reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Investor A	Investor C	Total
Summit Cash	$38	$—	$38

For the year ended April 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of Summit Cash:

	Investor A	Investor C	Total
Summit Cash	$160,170	$229	$160,399

Other Fees: For the year ended April 30, 2019, affiliates received CDSCs of $9,333 for Summit Cash Investor A Shares.

Expense Limitations, Waivers and Reimbursements: With respect to Summit Cash, effective November 19, 2018, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	Summit Cash
Investor A	0.42%
Investor C	1.17%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through August 31, 2021, unless approved by the Board, including a majority of the trustees, who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended April 30, 2019, the Manager waived and/or reimbursed $268,009, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

With respect to Summit Cash, the Manager and BRIL voluntarily agreed to waive a portion of their respective management, investment advisory and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statements of Operations as fees waived and/or reimbursed by the Manager, service and distribution fees waived and/or reimbursed — class specific and transfer agent fees reimbursed — class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time. For the year ended April 30, 2019, the class specific waiver and/or reimbursement amounts were as follows:

Transfer Agent Fees Waived and/or Reimbursed — Class Specific	Investor A	Investor C	Total
Summit Cash	$145,365	$218	$145,583

Service and Distribution Fees Waived and/or Reimbursed — Class Specific	Investor A	Investor C	Total
Summit Cash	$—	$6	$6

With respect to U.S. Treasury, effective December 3, 2018, the Manager and BRIL voluntarily agreed to waive a portion of their respective management, investment advisory and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statements of Operations as fees waived and/or reimbursed by the Manager and service and distribution fees waived and/or reimbursed. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time. For the year ended April 30, 2019, there were no fees waived and/or reimbursed by the Manager under this agreement.

For the year ended April 30, 2019, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Summit Cash	U.S. Treasury
Amounts Reimbursed	$1,577	$1,033

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2019, the amount reimbursed for Summit Cash was $4,072.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), U.S. Treasury may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. U.S. Treasury is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2019, U.S. Treasury did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust and U.S. Treasury are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

6.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Summit Cash
Paid-in capital	$(80,256)
Accumulated earnings	80,256

The tax character of distributions paid was as follows:

	Summit Cash	U.S. Treasury
Ordinary income
4/30/19	$3,112,184	$1,188,468
4/30/18	130,297	1,189,593
Long-term capital gains
4/30/19	—	—
4/30/18	—	860

Total
4/30/19	3,112,184	1,188,468

4/30/18	$130,297	$1,190,453

As of period end, the tax components of accumulated earnings were as follows:

	Summit Cash	U.S. Treasury
Undistributed ordinary income	$80,974	$35,334
Undistributed long-term capital gains	—	7,272

	$80,974	$42,606

7.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class of Summit Cash were as follows:

	Year Ended 04/30/19	Year Ended 04/30/18
Investor A
Shares sold	69,067,350	19,296,469
Shares issued in reinvestment of distributions	2,953,202	82,915
Shares issued in reorganization	289,716,747	—
Shares redeemed	(87,143,023)	(29,622,230)

Net increase (decrease)	274,594,276	(10,242,846)

Investor B(a)
Shares sold	—	613,856
Shares issued in reinvestment of distributions	—	5,260
Shares redeemed	—	(17,568,522)

Net decrease	—	(16,949,406)

	Period from 08/10/18 (b) to 04/30/19
Shares sold	2,614,871	—
Shares issued in reinvestment of distributions	5,022	—
Shares redeemed	(1,969,136)	—

Net increase	650,757	—

Total Net Increase (Decrease)	275,245,033	(27,192,252)

(a)	On February 9, 2018, all issued and outstanding Investor B Shares were converted into Investor A Shares.
(b)	Commencement of operations.

As of April 30, 2019, BlackRock Financial Management, Inc., an affiliate of the Funds, owned 50,000 Investor C Shares of Summit Cash.

9.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended April 30, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Summit Cash	Investor A	$117,139	$2,206
	Investor B	10,369	583
U.S. Treasury		1,185,081	5,372

Undistributed net investment income as of April 30, 2018 was as follows:

Undistributed Net Investment Income
U.S. Treasury	$4,512

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust and Ready Assets U.S. Treasury Money Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust and Ready Assets U.S. Treasury Money Fund (the “Funds”), including the schedules of investments, as of April 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 21, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Important Tax Information  (unaudited)

During the fiscal year ended April 30, 2019, the following information is provided with respect to distributions paid by the Funds.

	BlackRock Summit Cash Reserves	Ready Assets U.S. Treasury Money Fund
Federal Obligation Interest(a)	62.37%	100.00%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	100.00	100.00

(a)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresidents aliens and foreign corporations.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 183 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 183 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 183 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 183 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 183 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President – Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 183 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 183 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

TRUSTEE AND OFFICER INFORMATION	25

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 183 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	38 RICs consisting of 183 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 183 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 183 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	38 RICs consisting of 183 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 183 Portfolios	None

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	126 RICs consisting of 295 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President(a) (Since 2018); President(f) (Since 2010); and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 295 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) President of the Trust.
(f) President of U.S. Treasury.

TRUSTEE AND OFFICER INFORMATION	27

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund/Trust serve at the pleasure of the Board.

Further information about the Fund’s/Trust’s Trustees and Officers is available in the Fund’s/Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agents

BNY Mellon Investment Servicing (US) Inc.(a)

Wilmington, DE 19809

Financial Data Services, LLC(b)

Jacksonville, FL 32246

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Summit Cash Reserves Fund.
(b)	For Ready Assets U.S. Treasury Money Fund.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of each Fund. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Financial Institutions Series Trust with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	37,146,421	492,123	586
Susan J. Carter	35,267,871	2,370,673	586
Collette Chilton	34,553,917	3,084,627	586
Neil A. Cotty	36,432,467	1,206,076	587
Robert Fairbairn	37,146,421	492,123	586
Lena G. Goldberg	32,971,391	4,667,456	283
Robert M. Hernandez	33,343,154	4,295,391	585
Henry R. Keizer	35,639,937	1,998,607	586
Cynthia A. Montgomery	35,267,871	2,370,673	586
Donald C. Opatrny	36,432,467	1,206,076	587
John M. Perlowski	36,432,467	1,206,076	587
Joseph P. Platt	37,146,421	492,123	586
Mark Stalnecker	37,146,421	492,123	586
Kenneth L. Urish	34,849,637	2,788,906	587
Claire A. Walton	36,060,402	1,578,143	585

Shareholders approved the Trustees* of Ready Assets U.S. Treasury Money Fund with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	128,649,549	2,542,780	113,228
Susan J. Carter	128,837,820	2,449,032	18,705
Collette Chilton	128,837,820	2,449,032	18,705
Neil A. Cotty	128,666,725	2,525,604	113,228
Robert Fairbairn	128,666,725	2,525,604	113,228
Lena G. Goldberg	128,820,644	2,466,208	18,705
Robert M. Hernandez	128,622,656	2,569,673	113,228
Henry R. Keizer	128,666,725	2,525,604	113,228
Cynthia A. Montgomery	128,820,644	2,466,208	18,705
Donald C. Opatrny	128,761,248	2,525,604	18,705
John M. Perlowski	128,666,725	2,525,604	113,228
Joseph P. Platt	128,793,752	2,493,101	18,704
Mark Stalnecker	128,743,297	2,449,032	113,228
Kenneth L. Urish	128,666,725	2,525,604	113,228
Claire A. Walton	128,837,820	2,449,032	18,705

*	Denotes Fund-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors/trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

ADDITIONAL INFORMATION	29

Additional Information  (continued)

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent for BlackRock Summit Cash Reserves Fund at (800) 441-7762 and for Ready Assets U.S. Treasury Money Fund at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 626-1960; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	31

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in a Fund. Although the Funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

SUMMITMM-4/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust	$26,520	$26,520	$0	$0	$9,800	$9,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust	$9,800	$9,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: July 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: July 8, 2019